UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

2200 Airport Industrial Drive, Suite 100, Ball Ground, Georgia 30107
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc., a Delaware corporation (“Chart”), held a special meeting of stockholders (the “Special Meeting”) on October 6, 2025 for Chart’s stockholders to vote on the matters described below in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of July 28, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among Baker Hughes Company (“Baker Hughes”), Tango Merger Sub, Inc. (“Merger Sub”), and Chart, providing for, among other things, the merger of Merger Sub with and into Chart (the “Merger”), with Chart surviving the Merger as a wholly owned subsidiary of Baker Hughes.

As of the close of business on September 5, 2025, the record date for the Special Meeting, there were 44,944,136 shares of Chart common stock, par value $0.01 per share (“Chart common stock”), outstanding and eligible to vote, representing the same number of votes. At the Special Meeting, 35,751,568 shares of Chart common stock, representing the same number of votes, were represented in person or by proxy, constituting a quorum to conduct business.

The votes cast for all matters are set forth below:

Proposal 1 – Adoption of the Merger Agreement

The stockholders were asked to vote on a proposal to approve and adopt the Merger Agreement, providing for, among other things, the Merger (the “Merger Proposal”). The Merger Proposal was approved, as indicated below.

For	Against	Abstain	Broker Non-Votes
35,347,019	386,896	17,653	—

Proposal 2 – Advisory Vote on Merger-Related Named Executive Officer Compensation

The stockholders were asked to vote on a proposal to approve, by a non-binding, advisory vote, certain compensation that may be paid or become payable to Chart’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Advisory Proposal”). The Compensation Advisory Proposal was approved, on an advisory basis, as indicated below.

For	Against	Abstain	Broker Non-Votes
33,899,539	1,711,691	140,338	—

Proposal 3 – Adjournment of the Special Meeting

The stockholders were asked to vote on a proposal to approve one or more adjournments of the Special Meeting to a later date or time, if necessary or appropriate, including adjournments to permit the solicitation of additional votes or proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). Stockholders approved the Adjournment Proposal as indicated below, but it was not necessary to adjourn the Special Meeting since the Merger Proposal was approved.

For	Against	Abstain	Broker Non-Votes
33,685,844	2,008,852	56,872	—

Item 7.01	Regulation FD Disclosure.

On October 6, 2025, Chart issued a press release announcing that Chart’s stockholders approved each of the proposals presented at the Special Meeting. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The furnishing of the attached press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in Chart’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that Chart has made and may make from time to time by press release or otherwise.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by Chart, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The matters discussed in this current report include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, about the plans, strategies, objectives, goals or expectations of Chart. These statements include, but are not limited to, statements about the benefits of the proposed merger between Chart and Baker Hughes, the expected timing of the completion of the transaction, and other statements that are not historical facts. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “believes,” “projects,” “forecasts,” “intends,” “plans,” and similar expressions. These forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of Chart and Baker Hughes, that could cause actual results to differ materially from those expressed in such statements. Key factors that could cause actual results to differ materially include, but are not limited to, the risks detailed in Chart’s filings with the SEC, including in Chart’s most recent filings on Forms 10-K and 10-Q, factors and matters described herein and in the Definitive Proxy Statement, as supplemented, and the following factors: (1) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the businesses and the market price of the common stock of Chart; (2) the failure to obtain, or delays in obtaining, required regulatory approvals from governmental authorities, or the imposition of conditions on such approvals that may have an adverse effect on Chart or Baker Hughes or may cause the parties to abandon the Merger; (3) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require Chart or Baker Hughes to pay a termination fee; (4) the effect of the announcement and pendency of the Merger on Chart’s business relationships, operating results, and business generally, including the risk of potential difficulties in employee retention and the risk of disruption to management’s attention from ongoing business operations; and (5) the risk of litigation related to the Merger. Additional risks and uncertainties are described in the “Risk Factors” sections of Chart’s and Baker Hughes’ most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. The foregoing list of factors is not exhaustive. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Chart. Chart does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Chart Press Release, dated October 6, 2025.

104	The cover page from Chart’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

By:	/s/ Jillian C. Evanko
Name:	Jillian C. Evanko
Title:	President and Chief Executive Officer

Date: October 6, 2025